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                                                                    EXHIBIT 23.6


              [Letterhead of LaRoche Petroleum Consultants, Ltd.]


                              ENGINEER'S CONSENT


We consent to the reference to our appraisal report for Devon Energy Corporation as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.



                                     LAROCHE PETROLEUM CONSULTANTS, LTD.


                                     /s/  William E. LaRoche
                                     ------------------------
                                          Partner

August 17, 1999